UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2014

WESTERN ASSET

TOTAL RETURN

UNCONSTRAINED FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Total Return Unconstrained Fund for the six-month reporting period ended November 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

II	Western Asset Total Return Unconstrained Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the six months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector continued to support the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.3 in June 2014, the PMI generally rose over the next three months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.1%. After ticking up to 6.2% in July 2014, unemployment then generally declined throughout the remainder of the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

Growth outside the U.S. was mixed. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset Total Return Unconstrained Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, prior to the beginning of the reporting period, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient...to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

IV	Western Asset Total Return Unconstrained Fund

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.37%. It fell as low as 0.34% on October 15, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.47%. The yield on the ten-year Treasury began the period at 2.48%. It peaked at 2.66% on June 17, 2014 and fell as low as 2.15% on October 15, 2014 and ended the period at 2.18%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated positive results during the reporting period. Spread sectors generated positive results in June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. Performance fluctuated with investor sentiment over the last five months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 1.91% during the six months ended November 30, 2014.

Q. How did the high-yield bond market perform over the six months ended November 30, 2014?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.59% for the six months ended November 30, 2014. While the underlying fundamentals in the high-yield market remained solid and defaults were well below their long-term average, the asset class was dragged down at times given periods of investor risk aversion.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 0.18% during the six months ended November 30, 2014. The asset class posted positive returns during each of the first three months covered by the reporting period. Demand was strong overall as investors looked to generate incremental yield in the low interest rate environment. However, the asset class experienced a sharp selloff in September, triggered by a number of factors, including rising U.S. interest rates, expectations for future Fed rate hikes, concerns over global growth and weak investor demand.

Performance review

For the six months ended November 30, 2014, Class I shares of Western Asset Total Return Unconstrained Fund returned 0.25%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index and the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix, returned 1.91% and 0.12%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned -0.58% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Total Return Unconstrained Fund	V

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Total Return Unconstrained Fund:
Class A	0.11%
Class A2	0.10%
Class C	-0.29%
Class FI	0.10%
Class R	-0.05%
Class I	0.25%
Class IS	0.28%
Barclays U.S. Aggregate Index	1.91%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.12%
Lipper Alternative Credit Focus Funds Category Average[1]	-0.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2014 for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 2.39%, 2.32%, 1.73%, 2.45%, 2.08%, 2.77% and 2.83%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.19%, 1.28%, 1.98%, 1.18%, 1.57%, 0.89% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.20% for Class FI shares, 1.50% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 220 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Western Asset Total Return Unconstrained Fund

expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

December 26, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed- income securities falls. High-yield securities, commonly known as “junk bonds,“ include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset Total Return Unconstrained Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

VIII	Western Asset Total Return Unconstrained Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and May 31, 2014 and does not include derivatives, such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2014 and held for the six months ended November 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.11%	$1,000.00	$1,001.10	1.17%	$5.87	Class A	5.00%	$1,000.00	$1,019.20	1.17%	$5.92
Class A2	0.10	1,000.00	1,001.00	1.20	6.02	Class A2	5.00	1,000.00	1,019.05	1.20	6.07
Class C	-0.29	1,000.00	997.10	1.95	9.76	Class C	5.00	1,000.00	1,015.29	1.95	9.85
Class FI	0.10	1,000.00	1,001.00	1.18	5.92	Class FI	5.00	1,000.00	1,019.15	1.18	5.97
Class R	-0.05	1,000.00	999.50	1.48	7.42	Class R	5.00	1,000.00	1,017.65	1.48	7.49
Class I	0.25	1,000.00	1,002.50	0.88	4.42	Class I	5.00	1,000.00	1,020.66	0.88	4.46
Class IS	0.28	1,000.00	1,002.80	0.82	4.12	Class IS	5.00	1,000.00	1,020.96	0.82	4.15

2	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

[1]	For the six months ended November 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

4	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Total Return	— Western Asset Total Return Unconstrained Fund

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 30.8%
Consumer Discretionary — 2.5%
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	220,000	$245,300
Ford Motor Co., Senior Notes	4.750%	1/15/43	400,000	413,335
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,691,178
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,640,000	2,052,507
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	450,000	452,196
General Motors Co., Senior Notes	3.500%	10/2/18	1,650,000	1,691,250
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	270,000	274,387
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	500,000	518,125
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	320,000	327,165
Total Automobiles				7,665,443
Hotels, Restaurants & Leisure — 0.2%
Landry’s Inc., Senior Notes	9.375%	5/1/20	2,000,000	2,127,500	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	143,500
Total Hotels, Restaurants & Leisure				2,271,000
Household Durables — 0.3%
NVR Inc., Senior Notes	3.950%	9/15/22	40,000	41,257
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	2,000,000	2,120,000
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	300,000	302,250
Toll Brothers Finance Corp., Senior Notes	5.875%	2/15/22	440,000	476,850
Total Household Durables				2,940,357
Media — 1.2%
21st Century Fox America Inc., Senior Bonds	8.450%	8/1/34	440,000	645,295
21st Century Fox America Inc., Senior Notes	6.650%	11/15/37	50,000	65,554
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	445,200
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,077,255
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,330,500
DISH DBS Corp., Senior Notes	5.125%	5/1/20	100,000	101,188
DISH DBS Corp., Senior Notes	5.875%	7/15/22	850,000	878,794
DISH DBS Corp., Senior Notes	5.000%	3/15/23	410,000	397,956
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	1,560,000	1,584,601	(a)
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,320,000	1,407,174
Time Warner Inc., Senior Notes	7.625%	4/15/31	380,000	522,222
UBM PLC, Notes	5.750%	11/3/20	920,000	1,001,182	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,000,000	1,050,000	(a)

See Notes to Financial Statements.

6	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	290,000	$319,000	(a)
Viacom Inc., Senior Notes	5.850%	9/1/43	1,220,000	1,382,194
Total Media				12,208,115
Specialty Retail — 0.1%
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,064,000	1,069,320	(a)(b)
Total Consumer Discretionary				26,154,235
Consumer Staples — 2.6%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,600,000	1,826,078
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	2,550,000	2,727,261	(a)
Total Beverages				4,553,339
Food & Staples Retailing — 0.9%
Cencosud SA, Senior Notes	5.500%	1/20/21	3,400,000	3,613,170	(a)
Cencosud SA, Senior Notes	4.875%	1/20/23	870,000	871,180	(c)
CVS Health Corp., Senior Notes	2.750%	12/1/22	600,000	586,458
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,070,000	1,130,859
CVS Health Corp., Senior Notes	5.750%	5/15/41	520,000	636,666
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	22,410	24,427	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	34,916	39,878
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	72,258	85,196
Kroger Co., Senior Notes	3.300%	1/15/21	1,460,000	1,495,211
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	356,383
Kroger Co., Senior Notes	5.150%	8/1/43	660,000	728,782
Total Food & Staples Retailing				9,568,210
Food Products — 0.8%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	550,000	556,930
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	730,000	833,883
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	4,070,000	4,334,550	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,210,000	1,380,606
Mondelez International Inc., Senior Notes	4.000%	2/1/24	720,000	754,450
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	500,000	509,865	(a)
WM Wrigley Jr. Co., Senior Notes	3.375%	10/21/20	180,000	186,252	(a)
Total Food Products				8,556,536
Tobacco — 0.5%
Altria Group Inc., Senior Notes	10.200%	2/6/39	710,000	1,226,230
Altria Group Inc., Senior Notes	5.375%	1/31/44	340,000	379,192
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	993,387
Lorillard Tobacco Co., Senior Notes	3.750%	5/20/23	1,500,000	1,487,227

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	500,000	$506,143
Reynolds American Inc., Senior Notes	3.250%	11/1/22	770,000	755,801
Total Tobacco				5,347,980
Total Consumer Staples				28,026,065
Energy — 5.0%
Energy Equipment & Services — 0.1%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	180,000	165,600
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	416,191
Total Energy Equipment & Services				581,791
Oil, Gas & Consumable Fuels — 4.9%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	120,000	125,100
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	580,000	591,600
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	440,000	448,800
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	3,372,000	3,642,269
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	720,000	711,000
California Resources Corp., Senior Notes	6.000%	11/15/24	560,000	499,450	(a)
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	107,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	320,000	358,400
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	50,000	54,125
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,450,000	1,580,500
Ecopetrol SA, Senior Notes	5.875%	5/28/45	820,000	811,800
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,220,000	1,542,080
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	490,000	548,187
El Paso LLC, Senior Notes	7.250%	6/1/18	200,000	231,370
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	440,000	338,800
Kerr-McGee Corp., Notes	6.950%	7/1/24	30,000	37,081
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	160,000	170,800	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	240,000	263,100	(a)
Kodiak Oil & Gas Corp., Senior Notes	5.500%	1/15/21	1,770,000	1,783,275
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	2,360,000	2,289,200	(c)
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	1,400,000	1,352,924	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,000,000	1,025,000
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	737,348
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,280,000	1,340,800	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	300,000	314,250	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	2,600,000	2,398,500	(a)

See Notes to Financial Statements.

8	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	4,180,000	$3,860,481
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	2,170,000	2,223,903
Plains Exploration & Production Co., Senior Notes	6.500%	11/15/20	104,000	113,100
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	970,000	1,094,451
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	4,220,000	4,257,980	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	380,000	393,300
QEP Resources Inc., Senior Notes	6.875%	3/1/21	380,000	399,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,165,000	1,095,100
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	237,475
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	241,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	114,400
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	1,960,000	2,018,800
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	2,240,000	2,469,074	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,176,000	1,189,230	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,000,000	1,155,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,140,000	1,014,600	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,700,000	1,801,988	(a)
Transocean Inc., Senior Notes	5.050%	12/15/16	2,800,000	2,884,459
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	3,110,000	3,004,260	(a)
Total Oil, Gas & Consumable Fuels				52,870,860
Total Energy				53,452,651
Financials — 8.5%
Banks — 6.0%
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	12/29/14	370,000	287,908	(d)(e)
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	1,440,000	1,431,900	(d)(e)
Bank of America Corp., Senior Notes	2.600%	1/15/19	1,750,000	1,774,512
Bank of America Corp., Senior Notes	5.625%	7/1/20	130,000	149,046
Bank of America Corp., Senior Notes	3.300%	1/11/23	180,000	180,139
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,170,000	1,223,402
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,840,000	2,015,830
Bank of America Corp., Senior Notes	4.875%	4/1/44	880,000	955,532
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	1,000,000	1,081,424
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	1,160,000	1,183,768
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,930,000	1,941,802
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	280,000	284,670
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,389,286	(a)(d)(e)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,500,000	1,558,356	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	$368,100
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,031,250
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,050,000	1,043,175	(d)(e)
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	650,000	646,750	(d)(e)
Citigroup Inc., Subordinated Notes	5.500%	2/15/17	5,570,000	6,039,846
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	1,680,000	1,877,886
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	2,240,000	2,373,894
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,950,000	2,271,750	(a)(d)(e)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,700,000	1,739,100	(d)(e)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	360,000	398,737
ING Bank NV, Subordinated Notes	5.800%	9/25/23	1,300,000	1,459,537	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	3,240,000	3,228,511	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,710,000	1,637,325	(d)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,660,000	1,633,804
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	1,230,000	1,242,348
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,190,000	1,210,213	(e)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	995,685	(a)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	470,000	511,495
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	1,700,000	1,846,421
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	4,200,000	4,282,551
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,850,000	1,973,147	(a)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	2,060,000	2,121,800	(d)(e)
Wells Fargo & Co., Subordinated Notes	4.480%	1/16/24	5,928,000	6,328,472
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	820,000	840,534
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	460,000	518,377
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	790,000	802,993
Total Banks				63,881,276
Capital Markets — 1.2%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	2,140,000	2,148,936
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	1/12/15	60,000	44,775	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,038,556
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	694,734
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	978,249
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/12/15	100,000	0	(e)(f)(g)(h)(i)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	2,350,000	0	(f)(g)(h)(i)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	5,180,000	5,529,583
Northern Trust Corp., Subordinated Notes	3.950%	10/30/25	610,000	639,001

See Notes to Financial Statements.

10	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	$610,813
State Street Corp., Subordinated Notes	3.100%	5/15/23	350,000	343,634
Total Capital Markets				13,028,281
Consumer Finance — 0.5%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	2,580,000	3,061,307
SLM Corp., Senior Notes	3.875%	9/10/15	1,700,000	1,736,125
Total Consumer Finance				4,797,432
Diversified Financial Services — 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	690,000	686,550	(a)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	1,150,000	1,164,375	(a)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	70,000	97,030
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	532,500	(a)(d)
Total Diversified Financial Services				2,480,455
Insurance — 0.0%
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	294,398	(a)
Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	2.700%	9/17/19	2,280,000	2,299,943	(a)
Real Estate Management & Development — 0.2%
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,250,000	2,221,875	(c)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	760,000	795,614
Total Financials				89,799,274
Health Care — 1.8%
Biotechnology — 0.2%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	406,993
Celgene Corp., Senior Notes	3.625%	5/15/24	500,000	507,495
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	700,000	730,539
Total Biotechnology				1,645,027
Health Care Providers & Services — 1.4%
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	3,199,000	3,280,974
DJO Finance LLC/DJO Finance Corp., Senior Secured Notes	8.750%	3/15/18	1,500,000	1,575,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	430,000	433,225	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,292,100	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	649,176
HCA Inc., Senior Notes	7.500%	2/15/22	1,670,000	1,912,150
HCA Inc., Senior Secured Notes	5.875%	3/15/22	200,000	217,500

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	5.000%	3/15/24	220,000	$222,750
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	398,223
Humana Inc., Senior Notes	3.150%	12/1/22	60,000	59,190
Humana Inc., Senior Notes	8.150%	6/15/38	680,000	972,360
Humana Inc., Senior Notes	4.625%	12/1/42	180,000	174,136
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	1,890,000	2,008,125	(a)
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	1,000,000	989,479
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	499,376
Total Health Care Providers & Services				14,683,764
Pharmaceuticals — 0.2%
ConvaTec Healthcare E SA, Senior Notes	10.500%	12/15/18	1,000,000	1,058,750	(a)
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	700,000	682,500
Perrigo Co. PLC, Senior Notes	4.000%	11/15/23	560,000	575,401
Total Pharmaceuticals				2,316,651
Total Health Care				18,645,442
Industrials — 1.5%
Aerospace & Defense — 0.1%
Erickson Inc., Secured Notes	8.250%	5/1/20	1,500,000	1,410,000
Airlines — 0.4%
Air 2 US, Notes	8.027%	10/1/19	284,649	304,574	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	629,041	728,933
United Airlines Inc., Pass-Through Certificates	6.820%	5/1/18	39,157	41,898
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	47,372	51,162
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	113,169	123,637
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,921,136	2,218,912
US Airways, Pass-Through Trust, Pass-Through Certificates	6.850%	1/30/18	155,258	164,573
Total Airlines				3,633,689
Commercial Services & Supplies — 0.2%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	330,363
Waste Management Inc., Senior Notes	3.500%	5/15/24	480,000	486,665
West Corp., Senior Notes	5.375%	7/15/22	1,160,000	1,107,800	(a)
Total Commercial Services & Supplies				1,924,828
Construction & Engineering — 0.4%
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	2,460,000	2,380,688	(a)
OAS Finance Ltd., Senior Notes	8.000%	7/2/21	3,870,000	1,702,800	(a)
Total Construction & Engineering				4,083,488
Electrical Equipment — 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,140,000	1,119,853

See Notes to Financial Statements.

12	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.1%
Alfa SAB de CV, Senior Notes	5.250%	3/25/24	700,000	$742,000	(a)
Road & Rail — 0.2%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,298,860	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,180,000	1,206,550	(a)
Total Road & Rail				2,505,410
Total Industrials				15,419,268
Information Technology — 0.7%
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	600,000	675,000
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,620,000	1,729,350
Total Internet Software & Services				2,404,350
IT Services — 0.3%
First Data Corp., Senior Notes	12.625%	1/15/21	670,000	797,300
First Data Corp., Senior Secured Notes	6.750%	11/1/20	137,000	145,905	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	936,000	1,083,420
WEX Inc., Senior Notes	4.750%	2/1/23	830,000	805,100	(a)
Total IT Services				2,831,725
Semiconductors & Semiconductor Equipment — 0.2%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,520,534
Software — 0.0%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	320,000	341,600	(a)
Total Information Technology				7,098,209
Materials — 4.3%
Chemicals — 0.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	1,660,000	1,568,700
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	270,000	261,225
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,412,467
Total Chemicals				3,242,392
Construction Materials — 0.4%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,700,000	4,218,000	(a)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	450,000	434,250	(a)
Total Construction Materials				4,652,250
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.240%	12/15/19	1,790,000	1,736,300	(a)(d)
Ball Corp., Senior Notes	5.000%	3/15/22	100,000	103,500
Ball Corp., Senior Notes	4.000%	11/15/23	490,000	470,400

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	1,300,000	$1,303,250
Pactiv LLC, Senior Notes	7.950%	12/15/25	500,000	520,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,000,000	1,042,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	660,000	678,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	147,875
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	70,000	71,577
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	40,000	40,872
Total Containers & Packaging				6,115,249
Metals & Mining — 3.0%
ArcelorMittal, Senior Notes	5.000%	2/25/17	20,000	20,850
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	520,000	508,622
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	510,000	578,389
Cliffs Natural Resources Inc., Senior Notes	5.700%	1/15/18	170,000	132,600
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	280,000	176,400
Evraz Group SA, Notes	6.750%	4/27/18	2,840,000	2,490,345	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,310,000	2,136,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	630,000	563,850	(a)
Glencore Canada Corp., Senior Notes	5.375%	6/1/15	3,600,000	3,675,586
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	2,820,000	2,583,825	(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	860,000	899,775	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,750,000	1,892,800
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,700,000	3,414,175
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	429,475
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,726,000	4,066,661
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	500,000	505,000	(c)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	3,230,000	3,108,875	(c)
Volcan Cia Minera SAA, Senior Notes	5.375%	2/2/22	3,270,000	3,237,300	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.050%	10/23/15	680,000	685,601	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.700%	10/25/17	530,000	539,443	(a)
Total Metals & Mining				31,646,322
Total Materials				45,656,213
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 2.9%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,270,000	1,262,062	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	1,890,000	2,060,232	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,510,000	2,392,144
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	1,080,000	1,086,750

See Notes to Financial Statements.

14	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	5.625%	4/1/20	520,000	$548,600
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000	1,543,500	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,320,000	2,378,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,930,000	2,069,925
Level 3 Financing Inc., Senior Notes	8.125%	7/1/19	1,960,000	2,087,400
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,800,000	1,836,000	(a)
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	89,022
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	256,888
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	2,050,000	2,083,661	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,425,190	(a)
Verizon Communications Inc., Senior Notes	3.450%	3/15/21	430,000	445,325
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	5,370,000	6,037,040
Verizon Communications Inc., Senior Notes	4.150%	3/15/24	150,000	157,984
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	330,000	329,888
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	655,000	810,792
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	815,000	1,052,692
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	159,000	165,766	(a)
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	666,000	693,491	(a)
Total Diversified Telecommunication Services				30,812,352
Wireless Telecommunication Services — 0.6%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,200,000	2,546,500	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	4,200,000	3,869,250	(a)
Total Wireless Telecommunication Services				6,415,750
Total Telecommunication Services				37,228,102
Utilities — 0.4%
Electric Utilities — 0.2%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	2,310,000	2,286,900	(c)
Independent Power and Renewable Electricity Producers — 0.2%
AES Corp., Senior Notes	7.750%	10/15/15	93,000	97,650
AES Corp., Senior Notes	4.875%	5/15/23	350,000	350,000
AES Corp., Senior Notes	5.500%	3/15/24	350,000	357,000
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	426,000	471,795	(a)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	260,000	276,250	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	420,000	0	(g)(h)(i)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	992,538
Total Independent Power and Renewable Electricity Producers				2,545,233
Total Utilities				4,832,133
Total Corporate Bonds & Notes (Cost — $325,709,611)				326,311,592

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 8.3%
AASET, 2014-1 B	7.375%	12/15/29	2,000,000	$2,000,000	(d)(h)
Access Group Inc., 2005-B B2	0.734%	7/25/35	3,872,872	3,446,856	(d)
Access Group Inc., 2007-1 C	0.634%	10/25/35	1,725,996	1,560,088	(d)
ACE Securities Corp., 2006-GP1 A	0.415%	2/25/31	270,194	255,695	(d)
ALM Loan Funding, 2013-10A B	2.831%	1/15/25	900,000	849,397	(a)(d)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.190%	7/25/32	284,769	274,664	(d)
Argent Securities Inc., 2003-W8 M1	1.202%	12/25/33	1,285,307	1,241,442	(d)
Arrowpoint CLO Ltd., 2014-2A C	2.990%	3/12/26	600,000	567,000	(a)(d)
Asset Backed Securities Corp. Home Equity Loan Trust, 2005-HE3 M4	1.100%	4/25/35	1,250,000	1,099,751	(d)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,183,252	1,103,750	(h)
Avis Budget Rental Car Funding AESOP LLC, 2014-1A C	3.750%	7/20/20	4,000,000	4,092,112	(a)
Carlyle Global Market Strategies, 2013-4A C	3.031%	10/15/25	600,000	583,368	(a)(d)
Carlyle Global Market Strategies CLO Ltd., 2014-2A D	3.732%	5/15/25	1,100,000	1,024,760	(a)(d)(h)
Cent CLO LP, 2014-21A C	3.731%	7/27/26	500,000	465,130	(a)(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	143,660
Chase Funding Loan Acquisition Trust, 2004-AQ1 M1	1.250%	5/25/34	1,913,219	1,692,426	(d)
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.355%	11/25/45	410,933	396,766	(a)(d)
Citigroup Mortgage Loan Trust Inc., 2007-WFH4 M1	1.805%	7/25/37	3,063,000	2,685,654	(d)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.102%	10/25/35	1,370,000	1,141,081	(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	763,406
Fremont Home Loan Trust, 2006-B 2A2	0.255%	8/25/36	450,893	190,456	(d)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.335%	12/25/36	827,785	720,402	(d)
Greenpoint Manufactured Housing, 1999-2 A2	2.907%	3/18/29	325,000	291,800	(d)
Greenpoint Manufactured Housing, 1999-3 2A2	3.528%	6/19/29	150,000	130,500	(d)
Greenpoint Manufactured Housing, 1999-4 A2	3.657%	2/20/30	175,000	152,250	(d)
Greenpoint Manufactured Housing, 2001-2 IA2	3.657%	2/20/32	275,000	252,028	(d)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.653%	3/13/32	350,000	316,321	(d)
GSAMP Trust, 2004-SEA2 M2	1.405%	3/25/34	3,700,000	3,301,418	(d)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	1,388,642	160,340
GSAMP Trust, 2006-SEA1 A	0.452%	5/25/36	81,554	80,599	(a)(d)
GSAMP Trust, 2007-FM1 A2C	0.325%	12/25/36	1,873,508	978,342	(d)
GSAMP Trust, 2007-FM1 A2D	0.405%	12/25/36	3,093,056	1,647,931	(d)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.455%	9/25/36	147,793	139,878	(a)(d)
Hildene CLO Ltd., 2014-2A D	3.931%	7/19/26	750,000	699,900	(a)(d)(h)
Home Equity Mortgage Trust, 2005-3 M3	1.235%	11/25/35	3,622,384	3,401,549	(d)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.495%	2/25/36	223,572	219,116	(d)

See Notes to Financial Statements.

16	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — continued
JPMorgan Mortgage Acquisition Corp., 2005-OPT2 M3	0.635%	12/25/35	6,800,000		$5,020,304	(d)
LCM Limited Partnership, 16A D	3.858%	7/15/26	400,000		376,000	(a)(d)(h)
Lehman XS Trust, 2005-7N 1A1A	0.425%	12/25/35	2,109,863		1,877,649	(d)
Lehman XS Trust, 2006-16N A4B	0.395%	11/25/46	137,865		24,851	(d)
Lehman XS Trust, 2006-GP3 2A2	0.375%	6/25/46	32,929		1,895	(d)
Madison Park Funding Ltd., 2013-11A C	2.981%	10/23/25	1,100,000		1,067,191	(a)(d)
Magnus Dritte Immobilienbesitz und Verwaltungs 1 GmbH, 1A JNR	7.250%	7/1/24	1,400,000	EUR	1,758,238	(a)(h)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	2,400,000	EUR	3,014,123	(a)(h)
MASTR Specialized Loan Trust, 2006-3 A	0.415%	6/25/46	256,975		225,831	(a)(d)
MASTR Specialized Loan Trust, 2007-1 A	0.525%	1/25/37	259,833		166,441	(a)(d)
National Collegiate Student Loan Trust, 2006-3 A4	0.425%	3/26/29	2,210,000		2,023,184	(d)
National Collegiate Student Loan Trust, 2007-4 A3L	1.005%	3/25/38	5,790,000		3,868,237	(d)
Nelnet Student Loan Trust, 2005-4 A4R2	0.858%	3/22/32	2,900,000		2,707,869	(d)(h)
Neuberger Berman CLO Ltd., 2013-15A C	3.081%	10/15/25	350,000		337,666	(a)(d)
Northwoods Capital Ltd., 2014-11A C	2.981%	4/15/25	250,000		236,250	(a)(d)(h)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	168,553		174,706	(d)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,280,511		2,968,092
Octagon Investment Partners XIX Ltd., 2014-1A C	3.081%	4/15/26	250,000		240,483	(a)(d)
Option One Mortgage Loan Trust, 2005-1 A4	0.955%	2/25/35	382,749		374,569	(d)
Origen Manufactured Housing, 2007-A A2	1.872%	4/15/37	2,103,403		1,845,909	(d)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000		87,750	(a)
Pinnacle Park CLO Ltd., 2014-1A D	3.731%	4/15/26	350,000		331,342	(a)(d)
RAAC Series, 2005-SP2 2A	0.455%	6/25/44	2,047,391		1,762,138	(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.395%	8/25/36	5,024,476		2,640,759	(d)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.131%	10/20/23	500,000		477,019	(a)(d)
Security National Mortgage Loan Trust, 2005-2A A3	6.213%	2/25/36	2,352,327		2,219,696	(a)(d)
Security National Mortgage Loan Trust, 2007-1A 2A	0.505%	4/25/37	282,537		248,443	(a)(d)
Shackleton CLO Ltd., 2013-4A C	3.230%	1/13/25	1,750,000		1,686,300	(a)(d)(h)
UCFC Manufactured Housing Contract, 1997-3 M	7.115%	1/15/29	3,866,595		3,847,660
Venture CDO Ltd., 2013-15A C	3.331%	7/15/25	900,000		878,130	(a)(d)(h)
Venture CDO Ltd., 2014-16A A3L	2.981%	4/15/26	2,000,000		1,940,000	(a)(d)
Wells Fargo Home Equity Trust, 2007-2 A3	0.385%	4/25/37	6,950,000		5,141,408	(d)
Whitehorse Ltd., 2013-1A A3L	3.233%	11/24/25	200,000		194,774	(a)(d)
Total Asset-Backed Securities (Cost — $86,785,311)					87,834,743
Collateralized Mortgage Obligations — 15.6%
Adjustable Rate Mortgage Trust, 2004-1 4A1	2.639%	1/25/35	1,113,942		1,105,957	(d)
Adjustable Rate Mortgage Trust, 2005-1 5M1	1.205%	5/25/35	1,624,367		1,513,832	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Banc of America Funding Corp., 2006-D 6A1	4.913%	5/20/36	650,677	$532,789	(d)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.498%	7/25/33	16,642	15,936	(d)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.580%	2/25/34	17,379	16,802	(d)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.385%	12/25/33	371,567	376,581	(d)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.835%	9/25/34	58,026	57,707	(d)
Bear Stearns Alt-A Trust, 2004-11 1A2	0.995%	11/25/34	52,942	51,809	(d)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.655%	3/25/35	23,409	22,947	(d)
Bear Stearns Alt-A Trust, 2005-10 21A1	2.539%	1/25/36	262,527	214,848	(d)
Bear Stearns ARM Trust, 2004-12 1A1	2.667%	2/25/35	69,529	63,257	(d)
Bear Stearns Asset-Backed Securities Trust, 2005-AC9 A4	16.489%	12/25/35	858,852	976,770	(d)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.315%	12/25/46	665,664	498,726	(d)
Bear Stearns Mortgage Funding Trust, 2007-AR1 1A1	0.315%	1/25/37	3,683,886	2,856,758	(d)
BLCP Hotel Trust, 2014-CLMZ M	5.883%	8/15/29	3,100,000	3,086,187	(a)(d)
Carefree Portfolio Trust, 2014-CMZA MZA	6.131%	11/15/19	2,000,000	2,000,076	(a)(d)
Carefree Portfolio Trust, 2014-CMZB MZB	7.876%	11/15/29	10,300,000	10,248,855	(a)(d)
CD Commercial Mortgage Trust, 2006-CD3 AJ	5.688%	10/15/48	240,000	232,609
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	640,000	534,874	(d)
Citigroup Commercial Mortgage Trust, 2006-C5 AJ	5.482%	10/15/49	360,000	362,057
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.415%	11/25/35	337,256	224,561	(d)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 A3	0.375%	8/25/36	3,450,000	2,998,947	(d)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.445%	5/25/37	28,420,703	4,435,591	(d)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.959%	5/15/46	790,000	822,131	(d)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	420,000	425,261
Commercial Mortgage Trust, 2014-UBS6 D	3.967%	12/10/47	1,210,000	1,023,372	(a)(d)(h)
Countrywide Alternative Loan Trust, 2004-36CB 2A1	5.500%	2/25/35	1,865,706	1,838,284
Countrywide Alternative Loan Trust, 2005-24 4A1	0.385%	7/20/35	440,834	383,920	(d)
Countrywide Alternative Loan Trust, 2005-28CB 2A3	5.750%	8/25/35	2,750,239	2,565,326
Countrywide Alternative Loan Trust, 2005-51 2A1	0.457%	11/20/35	258,650	214,660	(d)
Countrywide Alternative Loan Trust, 2005-52CB 1A2, IO	4.945%	11/25/35	15,010,473	1,945,763	(d)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.487%	11/20/35	1,155,402	923,096	(d)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.452%	12/25/35	4,408,991	3,652,073	(d)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.415%	1/25/46	254,399	205,425	(d)
Countrywide Alternative Loan Trust, 2006-04CB 1A4, IO	5.145%	4/25/36	16,401,404	2,840,051	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A1	0.655%	4/25/36	4,080,479	2,697,764	(d)
Countrywide Alternative Loan Trust, 2006-08T1 1A2, IO	5.345%	4/25/36	9,523,001	1,420,022	(d)
Countrywide Alternative Loan Trust, 2006-21CB A6, IO	5.445%	7/25/36	5,911,811	1,112,508	(d)
Countrywide Alternative Loan Trust, 2006-J1 1A7	0.855%	2/25/36	4,306,414	3,270,893	(d)

See Notes to Financial Statements.

18	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.082%	6/19/31	24,256	$24,296	(d)
Countrywide Home Loans, 2003-60 1A1	2.707%	2/25/34	200,695	197,222	(d)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.775%	3/25/35	704,921	648,646	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.000%	6/15/38	640,000	656,173	(d)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	885,000	855,247
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.352%	6/25/46	4,410,000	4,189,500	(h)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.409%	1/25/36	3,280,000	3,288,200	(h)
Credit Suisse Mortgage Trust, 2014-TIKI F	3.979%	9/15/38	8,000,000	7,930,000	(a)(d)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,070,000	972,513	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.602%	6/25/34	97,816	89,693	(d)
DSLA Mortgage Loan Trust, 2004-AR2 A1A	0.974%	11/19/44	3,499,266	3,106,851	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.345%	7/15/37	2,360,632	402,063	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.822%	7/25/21	1,681,009	151,728	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.358%	4/25/20	1,075,324	51,226	(d)
Federal National Mortgage Association (FNMA), 2010-100 SD, IO	6.425%	9/25/40	1,554,692	294,446	(d)
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	216,222	246,316
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,292,854	312,026
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.219%	2/25/36	343,350	271,105	(d)
FREMF Mortgage Trust, 2012-K20 X2A, IO	0.200%	5/25/45	15,173,561	179,700	(a)
FREMF Mortgage Trust, 2014-KF04 B	3.405%	6/25/21	1,977,540	1,977,692	(a)(d)
FREMF Mortgage Trust, 2014-KF05 B	4.200%	9/25/22	2,135,000	2,135,000	(a)(d)
GE Business Loan Trust, 2006-2A C	0.535%	11/15/34	1,068,223	934,865	(a)(d)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	830,000	809,285	(d)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.935%	9/16/46	23,790,681	1,179,875	(d)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.826%	2/16/53	16,884,315	1,058,680	(d)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.861%	2/16/53	8,254,970	577,047	(d)
Government National Mortgage Association (GNMA), 2013-113 AZ	3.000%	8/20/43	2,076,327	1,715,831
Government National Mortgage Association (GNMA), 2013-145 IO, IO	1.123%	9/16/44	6,805,419	501,629	(d)
Government National Mortgage Association (GNMA), 2014-016 IO, IO	1.035%	6/16/55	13,366,070	941,412	(d)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2014-047 IA, IO	1.381%	2/16/48	7,354,422	$587,589	(d)
Government National Mortgage Association (GNMA), 2014-050 IO, IO	1.037%	9/16/55	7,230,870	533,486	(d)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.405%	4/25/36	762,363	1,804,514	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.385%	4/25/36	245,295	186,587	(d)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.365%	4/25/36	2,552,920	1,942,954	(d)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	395,000	406,819
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.505%	1/25/36	1,962,328	1,652,549	(a)(d)
HarborView Mortgage Loan Trust, 2006-13 A	0.334%	11/19/46	312,912	245,545	(d)
IMPAC CMB Trust, 2004-5 1A1	0.875%	10/25/34	351,715	340,595	(d)
IMPAC Secured Assets Corp., 2004-3 1A4	0.955%	11/25/34	7,613	7,555	(d)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.872%	6/25/36	4,657,421	3,202,373	(d)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	119,561	118,764
JP Morgan Resecuritization Trust, 2014-6 8A2	0.332%	10/27/36	11,754,000	5,245,810	(a)(d)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.435%	4/25/47	3,620,227	3,305,915	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.057%	4/15/45	2,090,000	2,098,437	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	1,950,000	1,937,577	(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.381%	10/15/29	1,700,000	1,703,154	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.755%	6/15/29	2,460,000	2,440,063	(a)(d)
Lehman Mortgage Trust, 2006-8 2A2, IO	6.425%	12/25/36	14,904,576	4,311,055	(d)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.475%	2/25/37	4,868,164	1,316,308	(d)
MASTR ARM Trust, 2003-3 3A4	2.088%	9/25/33	1,138,110	1,141,882	(d)
Merrill Lynch Alternative Note Asset Trust, 2007-OAR1 A1	0.325%	2/25/37	966,038	897,004	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	2.578%	5/25/34	206,310	205,656	(d)
Merrill Lynch Mortgage Trust, 2006-C2 AJ	5.802%	8/12/43	840,000	851,662	(d)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	3,157,000	3,099,271	(d)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	840,000	829,971	(d)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,185,000	1,084,927
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.761%	8/25/34	50,479	49,638	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.837%	3/25/36	332,297	281,374	(d)
Nomura Asset Acceptance Corp., 2006-AF2 4A	3.188%	8/25/36	258,708	192,343	(d)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.414%	8/26/34	1,500,000	1,244,122	(a)(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.375%	2/25/46	3,472,322	1,675,514	(d)
Residential Accredit Loans Inc., 2006-QO3 A1	0.365%	4/25/46	1,917,941	972,344	(d)

See Notes to Financial Statements.

20	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Residential Accredit Loans Inc., 2006-QO3 A2	0.415%	4/25/46	994,904		$512,303	(d)
Residential Accredit Loans Inc., 2006-QO3 A3	0.485%	4/25/46	1,392,795		732,625	(d)
Residential Accredit Loans Inc., 2007-QO1 A1	0.305%	2/25/47	1,737,046		1,345,356	(d)
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.395%	2/25/36	15,758,111		3,007,215	(d)
Sequoia Mortgage Trust, 2007-4 4A1	2.596%	7/20/47	905,442		778,157	(d)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.903%	10/25/24	1,710,000		1,685,237	(d)
Structured ARM Loan Trust, 2004-04 3A2	2.462%	4/25/34	547,117		547,833	(d)
Structured ARM Loan Trust, 2004-07 A1	0.560%	6/25/34	13,976		12,799	(d)
Structured ARM Loan Trust, 2004-16 2A	2.433%	11/25/34	775,313		769,083	(d)
Structured ARM Loan Trust, 2005-19XS 1A1	0.475%	10/25/35	815,960		686,501	(d)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.897%	12/19/33	58,857		56,566	(d)
Structured Asset Securities Corp., 2002-08A 7A1	1.839%	5/25/32	20,255		19,634	(d)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	3,786		3,764	(d)
Structured Asset Securities Corp., 2002-16A 1A1	2.708%	8/25/32	159,589		157,495	(d)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	5,287		5,290	(d)
Structured Asset Securities Corp., 2004-NP1 A	0.955%	9/25/33	133,641		131,895	(a)(d)
Structured Asset Securities Corp., 2004-NP2 A	0.505%	6/25/34	1,617,591		1,505,647	(a)(d)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.055%	3/25/44	25,816		23,272	(d)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	4.890%	5/10/63	2,080,000		1,371,825	(a)(d)(h)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	3,650,000		1,281,516	(a)(d)(h)
Wachovia Bank Commercial Mortgage Trust, 2006-C23 G	5.733%	1/15/45	1,630,000		1,508,650	(a)(d)
Wachovia Bank Commercial Mortgage Trust, 2006-C28 AJ	5.632%	10/15/48	700,000		717,654	(d)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.055%	4/25/46	4,305,777		3,401,685	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.085%	5/25/46	3,737,194		2,850,032	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.075%	8/25/46	3,716,705		2,496,994	(d)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.608%	5/25/35	155,733		155,227	(d)
Total Collateralized Mortgage Obligations (Cost — $163,795,409)					165,144,904
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $39,718)	8.000%	1/31/20	285,000	MXN	30,726	(a)

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mortgage-Backed Securities — 2.4%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	5/1/43-7/1/43	745,931		$802,006
FNMA — 2.3%
Federal National Mortgage Association (FNMA)	5.000%	1/1/39-7/1/39	1,375,771		1,524,818
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,261,962		1,442,442
Federal National Mortgage Association (FNMA)	3.500%	4/1/43-10/1/43	18,547,473		19,422,902
Federal National Mortgage Association (FNMA)	4.000%	4/1/43-7/1/43	2,170,053		2,331,935
Total FNMA					24,722,097
GNMA — 0.0%
Government National Mortgage Association (GNMA) II	4.500%	4/20/41	343,372		377,247
Total Mortgage-Backed Securities (Cost — $25,332,379)					25,901,350
Non-U.S. Treasury Inflation Protected Securities — 4.1%
Brazil — 0.2%
Federative Republic of Brazil, Notes	6.000%	8/15/50	6,255,409	BRL	2,543,007
Japan — 3.9%
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	9/10/24	2,842,840,000	JPY	26,136,695
Japanese Government CPI Linked Bond, Senior Bonds	0.100%	3/10/24	1,646,400,000	JPY	15,053,572
Total Japan					41,190,267
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $47,336,550)					43,733,274
Senior Loans — 2.9%
Consumer Discretionary — 1.3%
Auto Components — 0.1%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	4.250%	5/15/20	610,000		611,067	(j)(k)
Distributors — 0.1%
ABC Supply Co. Inc., Term Loan	—	4/16/20	1,000,000		979,750	(l)
Hotels, Restaurants & Leisure — 0.3%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B	4.500%	10/27/21	1,330,000		1,333,087	(j)(k)
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,166,122		1,164,665	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	1,006,579		996,154	(j)(k)
MGM Resorts International, Term Loan B	3.500%	12/20/19	494,962		487,950	(j)(k)
Total Hotels, Restaurants & Leisure					3,981,856
Media — 0.4%
Charter Communications Operating LLC, Term Loan G	4.250%	9/12/21	1,000,000		1,006,563	(j)(k)
CSC Holdings Inc., New Term Loan B	2.656%	4/17/20	432,569		426,513	(j)(k)
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	969,641		955,247	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	717,949		710,433	(j)(k)

See Notes to Financial Statements.

22	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	1,500,000	$1,485,312	(j)(k)
Total Media				4,584,068
Multiline Retail — 0.1%
Neiman Marcus Group Inc., 2020 Term Loan	—	10/25/20	1,000,000	993,333	(l)
Specialty Retail — 0.3%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,587,929	970,622	(j)(k)
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	987,469	979,033	(j)(k)
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,037,567	1,026,543	(j)(k)
Total Specialty Retail				2,976,198
Total Consumer Discretionary				14,126,272
Consumer Staples — 0.1%
Food Products — 0.1%
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	820,178	791,267	(j)(k)
Health Care — 0.3%
Health Care Providers & Services — 0.2%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	853,091	839,228	(j)(k)
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	970,078	968,866	(j)(k)
Total Health Care Providers & Services				1,808,094
Pharmaceuticals — 0.1%
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	1,232,509	1,211,967	(j)(k)
Total Health Care				3,020,061
Industrials — 0.2%
Commercial Services & Supplies — 0.1%
Language Line LLC, First Lien Term Loan B	6.250%	6/20/16	238,498	237,902	(j)(k)
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	987,437	983,734	(j)(k)
Total Commercial Services & Supplies				1,221,636
Machinery — 0.1%
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	980,024	971,449	(j)(k)
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	473,731	462,578	(j)(k)
Total Machinery				1,434,027
Total Industrials				2,655,663
Information Technology — 0.3%
IT Services — 0.2%
First Data Corp., Extended 2021 Term Loan	4.155%	3/24/21	750,000	744,563	(j)(k)
First Data Corp., New 2018 Extended Term Loan	3.655%	3/23/18	1,612,309	1,590,140	(j)(k)
Total IT Services				2,334,703
Software — 0.1%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	339,000	339,141	(j)(k)
Total Information Technology				2,673,844

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.2%
Chemicals — 0.1%
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	986,294		$987,034	(j)(k)
Containers & Packaging — 0.1%
Consolidated Container Co. LLC, New Term Loan	5.000%	7/3/19	750,000		734,531	(j)(k)
Metals & Mining — 0.0%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	641,520		601,157	(j)(k)
Total Materials					2,322,722
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.0%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	478,252		475,462	(j)(k)
Wireless Telecommunication Services — 0.1%
Telesat Canada, USD Term Loan B2	3.500%	3/28/19	967,710		957,629	(j)(k)
Total Telecommunication Services					1,433,091
Utilities — 0.4%
Electric Utilities — 0.1%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	971,697		970,888	(j)(k)
Independent Power and Renewable Electricity Producers — 0.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,980,000		2,979,255	(j)(k)
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	137,795		138,484	(j)(k)
Total Independent Power and Renewable Electricity Producers					3,117,739
Total Utilities					4,088,627
Total Senior Loans (Cost — $31,856,311)					31,111,547
Sovereign Bonds — 3.0%
Brazil — 0.7%
Federative Republic of Brazil, Notes	10.000%	1/1/17	17,600,000	BRL	6,581,229
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	780,000		789,750
Total Brazil					7,370,979
Malaysia — 0.2%
Federation of Malaysia, Bonds	4.160%	7/15/21	7,530,000	MYR	2,277,243
Mexico — 1.9%
United Mexican States, Bonds	6.500%	6/9/22	229,726,900	MXN	17,432,876
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	148,632
United Mexican States, Bonds	7.750%	11/13/42	26,991,900	MXN	2,190,340
Total Mexico					19,771,848
New Zealand — 0.2%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	3,610,000	NZD	2,725,363	(c)

See Notes to Financial Statements.

24	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†		Value
Poland — 0.0%
Republic of Poland, Bonds	5.250%	10/25/20	180,000	PLN	$62,893
Total Sovereign Bonds (Cost — $33,650,098)					32,208,326
U.S. Government & Agency Obligations — 15.6%
U.S. Government Agencies — 0.2%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	2,000,000		1,806,896
U.S. Government Obligations — 15.4%
U.S. Treasury Bonds	3.750%	11/15/43	6,350,000		7,401,719
U.S. Treasury Bonds	3.625%	2/15/44	12,130,000		13,839,578
U.S. Treasury Bonds	3.375%	5/15/44	11,580,000		12,624,910
U.S. Treasury Bonds	3.125%	8/15/44	21,020,000		21,877,216
U.S. Treasury Bonds	3.000%	11/15/44	8,680,000		8,827,829
U.S. Treasury Notes	0.250%	9/15/15	80,000		80,100
U.S. Treasury Notes	0.250%	10/15/15	70,000		70,076
U.S. Treasury Notes	0.500%	7/31/16	420,000		421,214
U.S. Treasury Notes	1.500%	7/31/16	360,000		366,891
U.S. Treasury Notes	1.000%	8/31/16	950,000		960,168
U.S. Treasury Notes	0.750%	6/30/17	860,000		859,664
U.S. Treasury Notes	0.500%	7/31/17	1,670,000		1,657,214
U.S. Treasury Notes	0.625%	11/30/17	5,570,000		5,520,828
U.S. Treasury Notes	0.625%	4/30/18	2,800,000		2,758,437
U.S. Treasury Notes	1.375%	7/31/18	30,000		30,232
U.S. Treasury Notes	1.500%	8/31/18	720,000		728,325
U.S. Treasury Notes	1.250%	11/30/18	630,000		629,459
U.S. Treasury Notes	1.500%	5/31/19	780,000		783,047
U.S. Treasury Notes	1.625%	7/31/19	20,000		20,162
U.S. Treasury Notes	1.750%	9/30/19	520,000		526,338
U.S. Treasury Notes	1.125%	12/31/19	6,700,000		6,562,335
U.S. Treasury Notes	2.000%	5/31/21	16,940,000		17,093,510
U.S. Treasury Notes	1.625%	8/15/22	960,000		934,800
U.S. Treasury Notes	2.750%	11/15/23	2,090,000		2,198,419
U.S. Treasury Notes	2.375%	8/15/24	12,977,000		13,185,852
U.S. Treasury Notes	2.250%	11/15/24	570,000		572,850
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	103,630,000		42,902,198
Total U.S. Government Obligations					163,433,371
Total U.S. Government & Agency Obligations (Cost — $151,754,391)					165,240,267
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,651,890		2,114,935
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,213,560		4,022,302

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — continued
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	3,477,520	$3,486,214
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	3,284,786	3,342,014
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,924,685	1,874,462
Total U.S. Treasury Inflation Protected Securities (Cost — $14,610,513)				14,839,927

			Shares
Common Stocks — 0.0%
Consumer Discretionary — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Tropicana Entertainment Inc. (Cost — $284,300)			17,138	280,206	*
Preferred Stocks — 0.5%
Financials — 0.5%
Capital Markets — 0.1%
State Street Corp.	5.900%		43,799	1,145,782	(d)
Consumer Finance — 0.4%
GMAC Capital Trust I	8.125%		158,099	4,180,137	(d)
Total Preferred Stocks (Cost — $5,056,590)				5,325,919

		Expiration Date	Contracts
Purchased Options — 0.1%
Eurodollar Futures, Call @ $99.63		3/16/15	1,080	351,000
U.S. Treasury 5-Year Notes Futures, Call @ $119.50		12/26/14	871	360,649
U.S. Treasury 5-Year Notes Futures, Put @ $118.00		12/26/14	436	20,438
U.S. Treasury 5-Year Notes Futures, Put @ $118.50		12/26/14	435	44,180
U.S. Treasury 10-Year Notes Futures, Call @ $128.50		1/23/15	348	146,812
U.S. Treasury 10-Year Notes Futures, Call @ $130.00		12/26/14	87	6,797
U.S. Treasury 10-Year Notes Futures, Call @ $130.50		12/26/14	87	5,438
U.S. Treasury 30-Year Bonds Futures, Call @ $143.00		12/26/14	522	538,312
Total Purchased Options (Cost — $870,404)				1,473,626
Total Investments before Short-Term Investment (Cost — $887,081,585)				899,436,407

		Maturity Date	Face Amount†
Short-Term Investments — 9.0%
U.S. Government Agencies — 5.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	4/27/15	11,000,000	10,996,854	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.100%	5/18/15	20,000,000	19,993,000	(m)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	11/16/15	25,000,000	24,965,975	(m)
Total U.S. Government Agencies (Cost — $55,940,893)				55,955,829

See Notes to Financial Statements.

26	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Western Asset Total Return Unconstrained Fund

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 3.7%
Bank of America repurchase agreement dated 11/28/14; Proceeds at maturity — $39,200,196; (Fully collateralized by U.S. government obligations, 3.750% due 11/15/43; Market value — $39,983,987) (Cost — $39,200,000)	0.060%	12/1/14	39,200,000	$39,200,000
Total Short-Term Investments (Cost — $95,140,893)				95,155,829
Total Investments — 93.7% (Cost — $982,222,478#)				994,592,236
Other Assets in Excess of Liabilities — 6.3%				66,603,871
Total Net Assets — 100.0%				$1,061,196,107

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on these securities is currently in default as of November 30, 2014.

(g)	Value is less than $1.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(i)	Illiquid security.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of November 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(m)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	27

Schedule of investments (unaudited) (cont’d)

November 30, 2014

Western Asset Total Return Unconstrained Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
DIP	— Debtor-in-Possession
EUR	— Euro
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
PO	— Principal Only
REFI	— Refinancing
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/16/15	$99.75	1,080	$74,250
Eurodollar Futures, Put	3/16/15	99.50	1,080	13,500
U.S. Treasury 5-Year Notes Futures, Call	12/26/14	121.00	435	27,188
U.S. Treasury 10-Year Notes Futures, Call	12/26/14	134.00	348	5,437
Total Written Options (Premiums Received — $197,201)				$120,375

See Notes to Financial Statements.

28	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

November 30, 2014

Assets:
Investments, at value (Cost — $982,222,478)	$994,592,236
Foreign currency, at value (Cost — $1,927,383)	1,796,615
Cash	13,987,224
Receivable for securities sold	51,251,732
Interest and dividends receivable	7,148,042
Deposits with brokers for centrally cleared swap contracts	6,353,714
Deposits with brokers for open futures contracts	3,232,390
Foreign currency collateral for open futures contracts, at value (Cost — $2,651,928)	2,631,763
Unrealized appreciation on forward foreign currency contracts	2,216,587
Deposits with brokers for purchased options	1,645,402
Receivable for Fund shares sold	400,707
OTC swaps, at value (premiums received — $1,330)	233,850
Deposits with brokers for written options	134,407
Receivable for open OTC swap contracts	71,916
Premiums receivable for written options	18,977
Principal paydown receivable	8,665
Prepaid expenses	85,087
Total Assets	1,085,809,314

Liabilities:
Payable for securities purchased	17,782,448
Payable to broker — variation margin on open futures contracts	3,088,211
Unrealized depreciation on forward foreign currency contracts	1,378,978
Payable to broker — variation margin on centrally cleared swaps	691,780
Investment management fee payable	644,109
Payable for Fund shares repurchased	533,871
Written options, at value (premiums received — $197,201)	120,375
Distributions payable	82,790
Service and/or distribution fees payable	70,633
Payable for open OTC swap contracts	55,219
Directors’ fees payable	3,651
Accrued expenses	161,142
Total Liabilities	24,613,207
Total Net Assets	$1,061,196,107

Net Assets:
Par value (Note 7)	$100,094
Paid-in capital in excess of par value	1,093,579,274
Undistributed net investment income	1,654,050
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(31,322,844)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(2,814,467)
Total Net Assets	$1,061,196,107

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	29

Statement of assets and liabilities (unaudited) (cont’d)

November 30, 2014

Shares Outstanding:
Class A	3,786,409
Class A2	59,987
Class C	1,374,471
Class FI	23,487,382
Class R	6,945
Class I	47,001,711
Class IS	24,377,115

Net Asset Value:
Class A (and redemption price)	$10.61
Class A2 (and redemption price)	$10.60
Class C*	$10.60
Class FI (and redemption price)	$10.60
Class R (and redemption price)	$10.61
Class I (and redemption price)	$10.61
Class IS (and redemption price)	$10.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.08
Class A2 (based on maximum initial sales charge of 4.25%)	$11.07

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

30	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended November 30, 2014

Investment Income:
Interest	$18,539,651
Dividends	192,867
Total Investment Income	18,732,518

Expenses:
Investment management fee (Note 2)	3,381,257
Service and/or distribution fees (Notes 2 and 5)	400,496
Transfer agent fees (Note 5)	305,339
Registration fees	58,732
Fund accounting fees	54,541
Custody fees	28,202
Audit and tax fees	27,030
Directors’ fees	24,048
Legal fees	22,561
Fees recaptured by investment manager (Note 2)	21,062
Shareholder reports	19,770
Insurance	6,501
Excise tax (Note 1)	5,489
Miscellaneous expenses	5,582
Total Expenses	4,360,610
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,035)
Net Expenses	4,359,575
Net Investment Income	14,372,943

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,213,296
Futures contracts	(8,853,932)
Written options	1,449,286
Swap contracts	(505,060)
Foreign currency transactions	6,603,817
Net Realized Gain	3,907,407
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,509,618)
Futures contracts	(4,279,144)
Written options	54,523
Swap contracts	(4,715,707)
Foreign currencies	(711,750)
Change in Net Unrealized Appreciation (Depreciation)	(17,161,696)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(13,254,289)
Increase in Net Assets from Operations	$1,118,654

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	31

Statements of changes in net assets

For the Six Months Ended November 30, 2014 (unaudited), the Period Ended May 31, 2014, and the Year Ended December 31, 2013	2014	2014†	2013

Operations:
Net investment income	$14,372,943	$9,429,239	$11,504,249
Net realized gain (loss)	3,907,407	(4,901,356)	(30,268)
Change in net unrealized appreciation (depreciation)	(17,161,696)	18,003,273	(4,991,426)
Increase in Net Assets From Operations	1,118,654	22,531,156	6,482,555

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,807,609)	(8,668,923)	(11,661,218)
Decrease in Net Assets From Distributions to Shareholders	(12,807,609)	(8,668,923)	(11,661,218)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	369,737,157	166,043,614	392,171,838
Reinvestment of distributions	12,258,811	8,321,971	11,213,470
Cost of shares repurchased	(156,468,389)	(73,931,921)	(151,443,194)
Increase in Net Assets From Fund Share Transactions	225,527,579	100,433,664	251,942,114
Increase in Net Assets	213,838,624	114,295,897	246,763,451

Net Assets:
Beginning of period	847,357,483	733,061,586	486,298,135
End of period*	$1,061,196,107	$847,357,483	$733,061,586
*Includesundistributed net investment income of:	$1,654,050	$88,716	$1,068,248

†	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

32	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.16	0.12	0.19	0.09
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.10)	0.33
Total income from operations	0.01	0.30	0.09	0.42

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.18)	(0.13)
Total distributions	(0.14)	(0.11)	(0.18)	(0.13)

Net asset value, end of period	$10.61	$10.74	$10.55	$10.64
Total return[6]	0.11%	2.86%	0.87%	4.12%

Net assets, end of period (000s)	$40,160	$27,436	$22,877	$2,546

Ratios to average net assets:
Gross expenses	1.17%[7,8]	1.14%[7]	1.17%[8]	1.19%[7]
Net expenses[9,10]	1.17 [7,8]	1.14 [7,11]	1.17 [8,11]	1.16 [7,11]
Net investment income	2.98 [7]	2.76 [7]	1.80	1.38 [7]

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2014[2]	2014[3]

Net asset value, beginning of period	$10.74	$10.71

Income (loss) from operations:
Net investment income	0.16	0.02
Net realized and unrealized gain (loss)	(0.16)	0.03
Total income from operations	0.00 †	0.05

Less distributions from:
Net investment income	(0.14)	(0.02)
Total distributions	(0.14)	(0.02)

Net asset value, end of period	$10.60	$10.74
Total return[4]	0.10%	0.40%

Net assets, end of period (000s)	$636	$10

Ratios to average net assets:
Gross expenses[5]	1.20%	1.32%
Net expenses[5,6,7]	1.20	1.32
Net investment income[5]	2.99	2.83

Portfolio turnover rate	32%	48%[8,9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period May 1, 2014 (inception date) to May 31, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014.

[9]	For the five months ended May 31, 2014.

†	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

34	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.12	0.08	0.10	0.06
Net realized and unrealized gain (loss)	(0.16)	0.18	(0.09)	0.31
Total income (loss) from operations	(0.04)	0.26	0.01	0.37

Less distributions from:
Net investment income	(0.10)	(0.07)	(0.10)	(0.08)
Total distributions	(0.10)	(0.07)	(0.10)	(0.08)

Net asset value, end of period	$10.60	$10.74	$10.55	$10.64
Total return[6]	(0.29)%	2.39%	0.05%	3.58%

Net assets, end of period (000s)	$14,575	$6,379	$4,946	$141

Ratios to average net assets:
Gross expenses	1.95%[7,8]	2.01%[7,8]	2.03%[8]	2.10%[7]
Net expenses[9,10]	1.95 [7,8]	2.00 [7,8,11]	1.99 [8,11]	1.91 [7,11]
Net investment income	2.19 [7]	1.88 [7]	0.94	0.87 [7]

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$10.73	$10.54	$10.63	$10.13	$10.22	$9.79	$7.82

Income (loss) from operations:
Net investment income	0.16	0.12	0.19	0.20	0.28	0.36	0.43
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.09)	0.53	(0.11)	0.41	2.05
Total income from operations	0.01	0.30	0.10	0.73	0.17	0.77	2.48

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.19)	(0.23)	(0.26)	(0.30)	(0.51)
Return of capital	—	—	—	—	—	(0.04)	—
Total distributions	(0.14)	(0.11)	(0.19)	(0.23)	(0.26)	(0.34)	(0.51)

Net asset value, end of period	$10.60	$10.73	$10.54	$10.63	$10.13	$10.22	$9.79
Total return[6]	0.10%	2.85%	0.91%	7.29%	1.69%	7.99%	32.55%

Net assets, end of period (000s)	$248,924	$239,318	$210,594	$112,307	$3,613	$2,024	$4,265

Ratios to average net assets:
Gross expenses	1.18%[7,8]	1.17%[7,8]	1.18%[8]	1.20%	1.37%	1.25%	1.42%
Net expenses[9,10]	1.18 [7,8,11]	1.16 [7,8,11]	1.14 [8,11]	1.10 [11]	1.05	1.05	1.05
Net investment income	2.98 [7]	2.73 [7]	1.80	1.87	2.79	3.58	4.70

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]	142%[12]	131%	258%

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 1.15%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.05%.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

36	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$10.74	$10.55	$10.64	$10.35

Income (loss) from operations:
Net investment income	0.14	0.10	0.15	0.11
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.09)	0.29
Total income (loss) from operations	(0.01)	0.28	0.06	0.40

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.15)	(0.11)
Total distributions	(0.12)	(0.09)	(0.15)	(0.11)

Net asset value, end of period	$10.61	$10.74	$10.55	$10.64
Total return[6]	(0.05)%	2.70%	0.54%	3.91%

Net assets, end of period (000s)	$74	$11	$10	$10

Ratios to average net assets:
Gross expenses	1.48%[7,8]	1.57%[7]	1.65%[8]	1.58%[7]
Net expenses[9,10]	1.48 [7,8]	1.50 [7,11]	1.50 [8,11]	1.50 [7,11]
Net investment income	2.63 [7]	2.35 [7]	1.41	1.60 [7]

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2014 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178% for the year ended December 31, 2013 and 132% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$10.74	$10.55	$10.64	$10.14	$10.22	$9.80	$7.81

Income (loss) from operations:
Net investment income	0.17	0.13	0.22	0.26	0.31	0.38	0.46
Net realized and unrealized gain (loss)	(0.14)	0.18	(0.10)	0.50	(0.10)	0.41	2.03
Total income from operations	0.03	0.31	0.12	0.76	0.21	0.79	2.49

Less distributions from:
Net investment income	(0.16)	(0.12)	(0.21)	(0.26)	(0.29)	(0.33)	(0.50)
Return of capital	—	—	—	—	—	(0.04)	—
Total distributions	(0.16)	(0.12)	(0.21)	(0.26)	(0.29)	(0.37)	(0.50)

Net asset value, end of period	$10.61	$10.74	$10.55	$10.64	$10.14	$10.22	$9.80
Total return[6]	0.25%	2.97%	1.18%	7.53%	2.04%	8.14%	32.89%

Net assets, end of period (000s)	$498,551	$297,301	$245,613	$163,240	$110,681	$81,809	$99,271

Ratios to average net assets:
Gross expenses	0.88%[7,8]	0.87%[7,8]	0.89%	0.90%	0.85%[8]	0.85%	0.85%
Net expenses[9]	0.88 [7,8,10]	0.87 [7,8,10,11]	0.87 [10,11]	0.84 [10,11]	0.80 [8,11]	0.80 [11]	0.80
Net investment income	3.25 [7]	3.02 [7]	2.06	2.46	3.07	3.78	5.20

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]	142%[12]	131%	258%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.90%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 0.80%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

38	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2014[3]	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]	2009[5]

Net asset value, beginning of period	$10.73	$10.54	$10.63	$10.13	$10.21	$9.79	$7.82

Income (loss) from operations:
Net investment income	0.18	0.13	0.22	0.26	0.32	0.38	0.46
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.09)	0.50	(0.11)	0.41	2.03
Total income from operations	0.03	0.31	0.13	0.76	0.21	0.79	2.49

Less distributions from:
Net investment income	(0.16)	(0.12)	(0.22)	(0.26)	(0.29)	(0.33)	(0.52)
Return of capital	—	—	—	—	—	(0.04)	—
Total distributions	(0.16)	(0.12)	(0.22)	(0.26)	(0.29)	(0.37)	(0.52)

Net asset value, end of period	$10.60	$10.73	$10.54	$10.63	$10.13	$10.21	$9.79
Total return[6]	0.28%	2.99%	1.22%	7.55%	2.03%	8.15%	32.81%

Net assets, end of period (000s)	$258,276	$276,902	$249,022	$208,054	$190,137	$216,348	$187,156

Ratios to average net assets:
Gross expenses	0.82%[7,8]	0.82%[7,8]	0.83%[8]	0.85%	0.83%[8]	0.84%	0.84%
Net expenses[9]	0.82 [7,8,10]	0.82 [7,8,10,11]	0.83 [8,10,11]	0.82 [10,11]	0.80 [8,11]	0.80 [11]	0.80 [11]
Net investment income	3.36 [7]	3.06 [7]	2.09	2.50	3.11	3.79	5.20

Portfolio turnover rate	32%	48%[12]	65%[12]	85%[12]	142%[12]	131%	258%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2014 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2014, the manager voluntarily waived fees and/or reimbursed operating expenses so that total annual operating expenses did not exceed 0.85%. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.80%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 60% for the period ended May 31, 2014, 178%, 132% and 162% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

40	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$89,799,274	$0	*	$89,799,274
Utilities	—	4,832,133	0	*	4,832,133
Other corporate bonds & notes	—	231,680,185	—		231,680,185
Asset-backed securities	—	82,205,653	5,629,090		87,834,743
Collateralized mortgage obligations	—	165,144,904	—		165,144,904
Convertible bonds & notes	—	30,726	—		30,726
Mortgage-backed securities	—	25,901,350	—		25,901,350
Non-U.S. Treasury inflation protected securities	—	43,733,274	—		43,733,274
Senior loans	—	31,111,547	—		31,111,547
Sovereign bonds	—	32,208,326	—		32,208,326
U.S. government & agency obligations	—	165,240,267	—		165,240,267
U.S. Treasury inflation protected securities	—	14,839,927	—		14,839,927
Common stocks	$280,206	—	—		280,206
Preferred stocks	5,325,919	—	—		5,325,919
Purchased options	1,473,626	—	—		1,473,626
Total long-term investments	$7,079,751	$886,727,566	$5,629,090		$899,436,407
Short-term investments†	—	95,155,829	—		95,155,829
Total investments	$7,079,751	$981,883,395	$5,629,090		$994,592,236
Other financial instruments:
Futures contracts	$813,224	—	—		$813,224
Forward foreign currency contracts	—	$2,216,587	—		2,216,587
Centrally cleared credit default swaps on credit indices — buy protection	—	19,735	—		19,735
OTC currency swaps‡	—	233,850	—		233,850
Total other financial instruments	$813,224	$2,470,172	—		$3,283,396
Total	$7,892,975	$984,353,567	$5,629,090		$997,875,632

42	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$120,375	—	—	$120,375
Futures contracts	7,036,448	—	—	7,036,448
Forward foreign currency contracts	—	$1,378,978	—	1,378,978
Centrally cleared credit default swaps on credit indices — buy protection	—	94,127	—	94,127
Centrally cleared interest rate swaps	—	9,309,345	—	9,309,345
Total	$7,156,823	$10,782,450	—	$17,939,273

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At November 30, 2014, securities valued at $1,724,660, were transferred from Level 2 to Level 3 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

44	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(j) Options on future contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contracts at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

price of the futures contract exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended November 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

46	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Currency swaps

The Fund enters into currency swap agreements to manage its exposure to currency risk. A currency swap is an agreement between the Fund and a counterparty in which interest rate cash flows are exchanged based on the notional amounts of two different currencies or exchanged based on interest rates available in the respective currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the current spot rate. The entire principal value of a currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

48	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(p) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(q) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its

50	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2014, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,499,353. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $134,407, which could be used to reduce the required payment.

(r) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(s) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(t) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(u) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(v) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(w) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

52	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 1.45%, 2.00% 1.20%, 1.50%, 0.95% and 0.85% for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the six months ended November 30, 2014, fees waived and/or expenses reimbursed amounted to $1,035.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2015	—	—	—	$57,621	—	$21,951	$354
Expires May 31, 2016	—	—	—	11,874	—	—	—
Expires May 31, 2017	—	—	—	1,035	—	—	—
Fees waived/expense reimbursements subject to recapture	—	—	—	$70,530	—	$21,951	$354

For the six months ended November 30, 2014, LMPFA recaptured $305, $871, $6,776, $19, $2,769 and $10,322 for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2014, LMIS and its affiliates retained sales charges of $3,414 and $1,638 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	—	—	$1,328

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of November 30, 2014, Legg Mason and its affiliates owned 11% of the Fund.

3. Investments

During the six months ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$310,760,171	$121,285,033
Sales	161,546,976	97,178,527

At November 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$33,619,622
Gross unrealized depreciation	(21,249,864)
Net unrealized appreciation	$12,369,758

At November 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	128	12/15	$31,783,616	$31,760,000	$(23,616)
U.S. Treasury 2-Year Notes	10	3/15	2,188,001	2,191,406	3,405
U.S. Treasury Long-Term Bonds	167	3/15	23,402,425	23,818,375	415,950
U.S. Treasury Ultra Long-Term Bonds	14	12/14	2,212,702	2,252,250	39,548
U.S. Treasury Ultra Long-Term Bonds	120	3/15	18,943,179	19,297,500	354,321
					$789,608
Contracts to Sell:
90-Day Eurodollar	952	3/15	236,952,431	237,393,100	(440,669)
90-Day Eurodollar	240	6/18	58,024,470	58,479,000	(454,530)
Euro Bund	267	12/14	49,395,695	50,746,381	(1,350,686)

54	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
Japanese 10-Year Bond	93	12/14	$114,343,727	$115,087,647	$(743,920)
U.S. Treasury 5-Year Notes	4	12/14	479,800	480,813	(1,013)
U.S. Treasury 5-Year Notes	2	3/15	237,759	238,984	(1,225)
U.S. Treasury 10-Year Notes	10	12/14	1,270,593	1,276,563	(5,970)
U.S. Treasury 10-Year Notes	3,805	3/15	479,398,540	483,413,359	(4,014,819)
					$(7,012,832)
Net unrealized depreciation on open futures contracts					$(6,223,224)

During the six months ended November 30, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2014	38,601,344	$517,881
Options written	68,528,844	2,108,406
Options closed	(93,989,709)	(1,768,543)
Options exercised	(13,135,000)	(86,954)
Options expired	(2,536)	(573,589)
Written options, outstanding as of November 30, 2014	2,943	$197,201

At November 30, 2014 , the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	225,700,000	USD	3,609,467	Bank of America N.A.	1/16/15	$(6,492)
CAD	11,870,000	USD	10,486,977	Barclays Bank PLC	1/16/15	(117,492)
EUR	5,230,000	USD	6,535,120	Barclays Bank PLC	1/16/15	(30,051)
JPY	945,160,000	USD	8,827,908	Barclays Bank PLC	1/16/15	(860,698)
SGD	5,000,000	USD	3,921,446	Barclays Bank PLC	1/16/15	(88,801)
CAD	21,820,000	USD	19,152,363	Citibank, N.A.	1/16/15	(90,681)
INR	260,300,000	USD	4,170,138	Citibank, N.A.	1/16/15	(14,823)
USD	7,454,652	AUD	8,600,000	Citibank, N.A.	1/16/15	160,248
USD	7,335,009	JPY	785,000,000	Citibank, N.A.	1/16/15	717,865
USD	10,256,342	EUR	8,100,000	Morgan Stanley & Co. Inc.	1/16/15	181,568
EUR	10,103,846	USD	12,606,266	Bank of America N.A.	2/13/15	(36,131)
CAD	2,000,000	USD	1,750,547	Citibank, N.A.	2/13/15	(4,539)
SGD	5,940,000	USD	4,597,167	Citibank, N.A.	2/13/15	(44,402)
USD	6,081,678	EUR	4,859,126	Citibank, N.A.	2/13/15	36,468
USD	27,961,774	JPY	3,200,476,740	Citibank, N.A.	2/13/15	977,039
USD	16,105,215	JPY	1,902,509,040	Citibank, N.A.	2/13/15	64,260
USD	138,098	JPY	16,303,001	Citibank, N.A.	2/13/15	640
USD	1,443,646	JPY	165,039,620	Credit Suisse	2/13/15	52,119

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	55

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	72,939,122	USD	5,304,856	Morgan Stanley & Co. Inc.	2/13/15	$(84,868)
USD	2,579,280	EUR	2,059,001	Morgan Stanley & Co. Inc.	2/13/15	17,689
USD	2,634,645	EUR	2,110,735	UBS AG	2/13/15	8,691
Total						$837,609

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

At November 30, 2014, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	$96,370,000	11/15/43	2.224% 1 Time	3-Month LIBOR	$(2,530,724)	$(9,309,345)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse (Markit CDX.NA.IG.22 Index)	$38,600,000	6/20/19	1.000% quarterly	$(791,010)	$(696,883)	$(94,127)
Citigroup Global Markets Inc. (Markit CDX.NA.HY.22 Index)	2,121,570	6/20/19	5.000% quarterly	(166,713)	(175,941)	9,228
Bank of America (Markit CDX.NA.HY.22 Index)	2,415,600	6/20/19	5.000% quarterly	(189,817)	(200,324)	10,507
Total	$43,137,170			$(1,147,540)	$(1,073,148)	$(74,392)

OTC CURRENCY SWAPS
Swap Counterparty	Notional Amount Received*	Notional Amount Delivered*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$1,904,000	1,400,000	EUR	7/1/24	7.250%	9.005%	$(1,330)	$235,180

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

56	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$1,473,626	—	—	$1,473,626
Futures contracts[3]	813,224	—	—	813,224
OTC swap contracts[4]	—	$233,850	—	233,850
Centrally cleared swap contracts[5]	—	—	$19,735	19,735
Forward foreign currency contracts	—	2,216,587	—	2,216,587
Total	$2,286,850	$2,450,437	$19,735	$4,757,022

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$120,375	—	—	$120,375
Futures contracts[3]	7,036,448	—	—	7,036,448
Centrally cleared swap contracts[5]	9,309,345	—	$94,127	9,403,472
Forward foreign currency contracts	—	$1,378,978	—	1,378,978
Total	$16,466,168	$1,378,978	$94,127	$17,939,273

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	57

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$590,804	$888,216	$(8,010)	$1,471,010
Written options	1,225,183	86,954	137,149	1,449,286
Futures contracts	(8,853,932)	—	—	(8,853,932)
Swap contracts	(38,683)	14,255	(480,632)	(505,060)
Forward foreign currency contracts[2]	—	6,930,706	—	6,930,706
Total	$(7,076,628)	$7,920,131	$(351,493)	$492,010

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$819,807	—	$864	$820,671
Written options	51,666	—	2,857	54,523
Futures contracts	(4,279,144)	—	—	(4,279,144)
Swap contracts	(5,176,853)	$235,180	225,966	(4,715,707)
Forward foreign currency contracts[2]	—	(78,715)	—	(78,715)
Total	$(8,584,524)	$156,465	$229,687	$(8,198,372)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$591,821
Written options	359,878
Futures contracts (to buy)	87,036,784
Futures contracts (to sell)	850,660,146
Forward foreign currency contracts (to buy)	45,320,609
Forward foreign currency contracts (to sell)	83,106,746

Average Notional Balance
Interest rate swap contracts	$97,312,857
Credit default swap contracts (to buy protection)	49,588,124
Currency swap contracts	1,632,000

58	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$1,473,626	—	$1,473,626
OTC swap contracts	233,850	—	233,850
Forward foreign currency contracts	2,216,587	—	2,216,587
Total	$3,924,063	—	$3,924,063

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$120,375	$(120,375)	—
Futures contracts[5]	3,088,211	(3,088,211)	—
Centrally cleared swap contracts[5]	691,780	(691,780)	—
Forward foreign currency contracts	1,378,978	—	$1,378,978
Total	$5,279,344	$(3,900,366)	$1,378,978

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$39,278	$18,372
Class A2	303	166
Class C	52,367	6,684
Class FI	308,416	152,048
Class R	132	27
Class I	—	124,182
Class IS	—	3,860
Total	$400,496	$305,339

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	59

Notes to financial statements (unaudited) (cont’d)

For the six months ended November 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class FI	$1,035
Class R	—
Class I	—
Class IS	—
Total	$1,035

6. Distributions to shareholders by class

	Six Months Ended November 30, 2014	Period Ended May 31, 2014†		Year Ended December 31, 2013
Net Investment Income:
Class A	$412,932	$267,566		$215,813
Class A2	3,114	21	‡	—
Class C	95,788	36,820		27,218
Class FI	3,247,822	2,313,299		2,842,175
Class R	598	93		145
Class I	4,914,145	3,099,420		3,885,672
Class IS	4,133,210	2,951,704		4,690,195
Total	$12,807,609	$8,668,923		$11,661,218

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period May 1, 2014 (inception date) to May 31, 2014.

7. Capital shares

At November 30, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2014		Period Ended May 31, 2014†				Year Ended December 31, 2013
	Shares	Amount	Shares		Amount		Shares	Amount
Class A
Shares sold	1,873,970	$20,048,855	824,681		$8,767,756		2,401,533	$25,456,502
Shares issued on reinvestment	36,374	389,339	23,862		254,566		18,636	197,126
Shares repurchased	(679,219)	(7,283,697)	(462,190)		(4,918,481)		(490,485)	(5,193,987)
Net increase	1,231,125	$13,154,497	386,353		$4,103,841		1,929,684	$20,459,641

Class A2
Shares sold	60,299	$644,359	934	‡	$10,000	‡	—	—
Shares issued on reinvestment	291	3,102	2	‡	21	‡	—	—
Shares repurchased	(1,539)	(16,437)	—		—		—	—
Net increase	59,051	$631,024	936	‡	$10,021	‡	—	—

60	Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report

	Six Months Ended November 30, 2014		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Shares sold	832,299	$8,915,326	199,728	$2,129,260	525,853	$5,580,759
Shares issued on reinvestment	8,742	93,494	3,420	36,497	2,550	26,963
Shares repurchased	(60,804)	(651,670)	(77,855)	(828,134)	(72,756)	(768,006)
Net increase	780,237	$8,357,150	125,293	$1,337,623	455,647	$4,839,716

Class FI
Shares sold	3,316,780	$35,503,428	3,471,164	$36,900,996	12,653,057	$133,777,036
Shares issued on reinvestment	303,432	3,246,179	216,930	2,312,078	268,336	2,841,243
Shares repurchased	(2,437,436)	(26,099,238)	(1,363,652)	(14,506,859)	(3,503,483)	(37,167,296)
Net increase	1,182,776	$12,650,369	2,324,442	$24,706,215	9,417,910	$99,450,983

Class R
Shares sold	5,890	$63,318	—	—	—	—
Shares issued on reinvestment	56	598	9	$93	13	$145
Shares repurchased	—	—	—	—	—	—
Net increase	5,946	$63,916	9	$93	13	$145

Class I
Shares sold	24,726,580	$264,156,124	6,938,943	$73,902,868	16,136,897	$171,199,442
Shares issued on reinvestment	414,992	4,439,674	261,513	2,789,868	330,039	3,499,546
Shares repurchased	(5,823,473)	(62,399,930)	(2,798,235)	(29,785,930)	(8,524,796)	(90,688,371)
Net increase	19,318,099	$206,195,868	4,402,221	$46,906,806	7,942,140	$84,010,617

Class IS
Shares sold	3,776,204	$40,405,747	4,153,845	$44,332,734	5,282,376	$56,158,099
Shares issued on reinvestment	381,862	4,086,425	274,883	2,928,848	438,557	4,648,447
Shares repurchased	(5,594,833)	(60,017,417)	(2,247,337)	(23,892,517)	(1,660,265)	(17,625,534)
Net increase (decrease)	(1,436,767)	$(15,525,245)	2,181,391	$23,369,065	4,060,668	$43,181,012

†	For the period January 1, 2014 through May 31, 2014.

‡	For the period May 1, 2014 (inception date) to May 31, 2014.

8. Capital loss carryforward

As of May 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2016	$(1,073,088)
5/31/2017	(13,463,088)
5/31/2018	(2,910,316)
$(17,446,492)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $17,349,577, which have no expiration date, must be used first to offset any such gains.

Western Asset Total Return Unconstrained Fund 2014 Semi-Annual Report	61

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

62	Western Asset Total Return Unconstrained Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of its peer group, and to its investment benchmark over the one-, three- and five-year periods ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund was approximately the same as its peer average performance for the one-year period, but was lower than its peer average for the three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group, noting that the multi-sector income funds are an evolving asset classification and that the Fund’s unique characteristics made comparisons to its investment benchmark and peer group more difficult.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group and total expenses for the Fund were slightly higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its

Western Asset Total Return Unconstrained Fund	63

Board approval of management and subadvisory agreements (unaudited) (cont’d)

relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

64	Western Asset Total Return Unconstrained Fund

Western Asset

Total Return Unconstrained Fund

Directors

William E. B. Siart, Chairman

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Total Return Unconstrained Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Total Return Unconstrained Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Total Return Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012827 1/15 SR15-2402

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 23, 2015